UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Stanley Furniture Company, Inc.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

# Stanley Furniture Company, Inc.

4100 Mendenhall Oaks Parkway, Suite 200
High Point, NC 27265

**Label Area 4" x 1 1/2"**

**NOTICE OF ANNUAL MEETING OF STOCKHOLDERS**
to be held on
April 18, 2012

Dear Stockholder,

The 2012 Annual Meeting of Stockholders of Stanley Furniture Company, Inc. will be held at the Stanleytown Offices, 1641 Fairystone Park Highway, Stanleytown, VA 24168, on April 18, 2012, at 11:00 AM (local time).

Proposals to be considered at the Annual Meeting:

(1) Election of two directors for three-year terms ending 2015.

(2) An advisory vote regarding the approval of compensation paid to certain executive officers.

(3) Approval of the Stanley Furniture Company, Inc. 2012 Incentive Compensation Plan.

(4) The transaction of such other business as may properly be brought before the meeting or any adjournment thereof.

The board of directors recommends a vote "for" the two nominees for election for three-year terms ending 2015 listed in the Company's 2012 Proxy Statement, "for" the approval of compensation paid to certain executive officers and "for" the approval of the Stanley Furniture Company, Inc. 2012 Incentive Compensation Plan.

*Stockholders are cordially invited to attend the Annual Meeting and vote in person.
Directions to the Annual Meeting of Stockholders can be obtained by calling (276) 627-2010.

**You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.**

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

***Vote Your Proxy on the Internet:***

**Go to www.cstproxyvote.com**
Have this notice available when you access the above website. Follow the prompts to vote your shares.

**Label Area 4" x 1 1/2"**

**THIS AREA LEFT BLANK INTENTIONALLY**

**COMPANY ID:**

**PROXY NUMBER:**

**ACCOUNT NUMBER:**

**The Proxy Materials are available for review at:**

**http://www.cstproxy.com/stanleyfurniture/2012**

STANLEY FURNITURE
COMPANY

**Stanley Furniture Company, Inc.**
4100 Mendenhall Oaks Parkway, Suite 200
High Point , NC 27265

# Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held On April 18, 2012

**This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.**

**The proxy statement, annual report and other proxy materials are available at: http://www.cstproxy.com/stanleyfurniture/2012**

**If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 10, 2012 to facilitate a timely delivery.**

The following Proxy Materials are available to you at http://www.cstproxy.com/stanleyfurniture/2012

- the Company's Annual Report for the year ended December 31, 2011,
- the Company's 2012 Proxy Statement,
- the Proxy Card, and
- any amendments to the foregoing materials that are required to be furnished to stockholders.

## ACCESSING YOUR PROXY MATERIALS ON LINE

**Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID, 9-digit proxy number and 10-digit account number found in the bottom right hand corner on the front of this notice.**

## REQUESTING A PAPER COPY OF THE PROXY MATERIALS

**By telephone please call 1-888-221-0690,**
**or**
**By logging on to http://www.cstproxy.com/stanleyfurniture/2012**
**or**
**By email at: proxy@continentalstock.com**

*Please include the company name and your account number in the subject line.*